                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 29, 2002



                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


000-24261                                                                  68-0140361
(Commission                                                              (IRS Employer
File Number)                                                           Identification No.)


15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                               94925
   (Address of Principal Executive Offices)                                 (Zip Code)



                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

            On March 29, 2002, we issued a press release announcing our correction of weighted average shares outstanding for the quarters of fiscal 2001. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

Exhibit No.           Description
-----------           -----------
99.1                  Press Release, issued March 29, 2002, regarding the registrant's correction of weighted average shares outstanding for the quarters of fiscal 2001.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RESTORATION HARDWARE, INC.



Dated:  April 1, 2002                        By: /s/ Gary G. Friedman
                                                 ---------------------
                                                 Gary G. Friedman, President and
                                                 Chief Executive Officer



                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------
99.1                  Press Release, issued March 29, 2002, regarding the registrant's correction of weighted average shares outstanding for the quarters of fiscal 2001.